Exhibit 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. Randolph Dobo, Karen Czizik, Monte Combe, Michellen A. Wildin, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $1,300,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the “Registration Statement”) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of December 17, 2008.

/s/ Valerie G. Brown Valerie G. Brown

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. Randolph Dobo, Karen Czizik, Monte Combe, Michellen A. Wildin, Kevin Reimer, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $1,300,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the “Registration Statement”) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of December 17, 2008.

/s/ Robert G. Leary
Robert G. Leary

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. Randolph Dobo, Karen Czizik, Monte Combe, Michellen A. Wildin, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $1,300,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the “Registration Statement”) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of December 17, 2008.

/s/ Steven T. Pierson Steven T. Pierson

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. Randolph Dobo, Karen Czizik, Monte Combe, Michellen A. Wildin, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $1,300,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the “Registration Statement”) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of December 17, 2008.

/s/ Catherine H. Smith Catherine H. Smith

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints J. Randolph Dobo, Karen Czizik, Monte Combe, Michellen A. Wildin, and Eric G. Banta, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $1,300,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the “Registration Statement”) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of December 17, 2008.

/s/ David A. Wheat David A. Wheat

Exhibit 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Eric G. Banta with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a registration statement under the Securities Act of 1933, as amended, on behalf of ING USA Annuity and Life Insurance Company, for the registration of up to $1,300,000,000 aggregate principal amount of one or more series of senior secured medium-term notes (the “Registration Statement”) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of December 17, 2008.
/s/ Bridget M. Healy

Bridget M. Healy